UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                        0-25658                  84-1357927
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)





            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
               (Address of principal executive offices) (ZIP Code)


Registrant's telephone number, including area code:  011 (603) 7956 7026



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

     Pursuant to the Securities Purchase Agreement, dated May 28, 2004 and as amended to date, with the Laurus Master Fund ("Laurus"), and in connection with the issuance of an aggregate of $7,000,000 in the Company's securities to Laurus (the "Laurus Investment"), the Company was required to cause its shares of common stock to be listed on the Nasdaq SmallCap Market, Nasdaq National Market System, the American Stock Exchange or the New York Stock Exchange on or prior to November 15, 2004 (the "Listing Condition"). As a result of market conditions, Management has concluded that compliance with the Listing Condition is not presently in the interest of the Company or its shareholders and the consequences of failing to satisfy the Listing Condition would give Laurus the right to declare a default under the Securities Purchase Agreement which could have the effect of accelerating all obligations owed to Laurus under the agreements governing the Laurus Investment, including the imposition of certain penalties. Accordingly, the Company has entered into an amendment to the Securities Purchase Agreement whereby Laurus has agreed to modify the Listing Condition provision in the Securities Purchasse Agreement to provide that the decision to list the Company's shares as set forth in the Listing Condition shall be at the Company's discretion. In exchange for this modification, the Company has agreed to issue to Laurus 1,300,000 warrants to purchase shares of the Company's common stock, priced at $0.35 per share and expiring 7 years after such issuance.



Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits



     (c)  Exhibits.

          10.1 Amendment No. 2 to Securities Purchase Agreement, dated November 15, 2004, between Secured Digital Applications, Inc. and Laurus Master Fund, Ltd.

          10.2 Common Stock Purchase Warrant, dated November 15, 2004, to purchase 1,300,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SECURED DIGITAL APPLICATIONS, INC.



                               By:  /s/ Patrick Soon-Hock Lim
                                    --------------------------
                               Name:    Patrick Soon-Hock Lim
                               Title:   Chairman & Chief Executive Officer


Date:  November 16, 2004

                                INDEX TO EXHIBITS


Exhibit   No. Description

Exhibit 10.1 Amendment No. 2 to Securities Purchase Agreement, dated November 15, 2004, between Secured Digital Applications, Inc. and Laurus Master Fund, Ltd.


Exhibit 10.2 Common Stock Purchase Warrant, dated November 15, 2004, to purchase 1,300,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.